SUPPLEMENT DATED SEPTEMBER 30, 2026 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
Invesco Equity and Income Fund
Invesco Growth and Income Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Growth and Income Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information ("SAIs") of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAIs and retain it for future reference.
Brian Jurkash and Sergio Marcheli will no longer serve as Portfolio Managers of the Funds. All references to Mr. Jurkash and Mr. Marcheli in the Summary Prospectuses, Statutory Prospectuses and SAIs are hereby removed.
ACST-AVIF-SUMSTATSAI-SUP 093026